EXHIBIT (10)(a)

Consent of Counsel

[Sutherland Asbill & Brennan LLP]

April 16, 2012

Board of Directors

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account D

440 Mamaroneck Avenue

Harrison, New York 10528

RE:	ML of New York Variable Annuity Separate Account D
Merrill Lynch Investor Choice AnnuitySM (IRA Series)
File No. 333-119797/811-21176

Gentlemen:

We hereby consent to the use of our name under the caption “Legal Matters” in the Prospectus contained in Post-Effective Amendment No. 11 to the Registration Statement to Form N-4 (File No. 333-119797) of the ML of New York Variable Annuity Separate Account D filed by Transamerica Advisors Life Insurance Company of New York with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

Sutherland Asbill & Brennan LLP

By:	/s/ Frederick R. Bellamy
Frederick R. Bellamy